UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2006
Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

400 N. Sam Houston Parkway E.,
Suite 400
Houston, Texas		77060
(Address of principal executive offices)		(Zip Code)
281-618-0400
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the press release and Second Quarter 2006 Earnings Conference Call Presentation issued by the Registrant on August 1, 2006 regarding earnings for the second quarter of 2006. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Number	Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated August 1, 2006 reporting financial results for the second quarter of 2006.

99.2	Second Quarter 2006 Earnings Conference Call Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 2, 2006

HELIX ENERGY SOLUTIONS GROUP, INC.
By:	/s/ A. WADE PURSELL
A. Wade Pursell
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated August 1, 2006 reporting financial results for the second quarter of 2006.

99.2	Second Quarter 2006 Earnings Conference Call Presentation.